UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 4, 2008 (May 29, 2008)

CRIMSON EXPLORATION INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21644 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices)

(713) 236-7400

(Registrant’s telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Crimson Exploration Operating Inc. (“CEO”), a wholly owned subsidiary of Crimson Exploration Inc. (“Crimson” or the “Company”), completed the acquisition of certain oil and natural gas properties and related assets situated in South Texas and the Gulf Coast area of Texas from Smith Production Inc. for $65 million in cash subject to adjustment at closing for normal operations activity subsequent to the January 1, 2008 effective date and other customary purchase price adjustments. The total cash consideration paid by the Company was funded with borrowings under the Company’s senior revolving credit facility with Wells Fargo Bank N.A., as lead arranger The assets acquired consist of approximately 16,000 gross acres most of which are held by production, and consist of a 25% non-operated working interest in Samano Field located in Starr and Hidalgo counties, a 100% operated working interest in the North Bob West Field in Zapata county and a 100% operated working interest in the Brushy Creek and Hope fields in DeWitt and Lavaca counties, Texas.

CEO acquired net production of approximately 7 mmcfe of natural gas equivalents per day from 137 producing wells. CEO’s internal estimate is that as of the January 1, 2008 effective date, the acquired assets held net proved reserves of approximately 23 bcfe of natural gas equivalents. The price paid was estimated to be approximately $2.82 per mcfe of proved reserves and $9.286 per mcfe of current production. The proved reserves are 71% PDP and 29% PUD, 96% natural gas and natural gas liquids and have a reserve life of approximately nine years based on current production rates.

The Purchase and Sale Agreement with Smith Production Inc. is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 2.01 is incorporated herein by reference. The entry into the revolving credit facility and the amendment and restatement of such facility were previously reported on Current Reports on Form 8-K filed May 15, 2007 and June 6, 2007, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
Exhibit 2.1

Purchase and Sale Agreement, dated April 28, 2008, by and among Smith Production Inc., a Texas corporation, and Crimson Exploration Inc., a Delaware corporation (incorporated by reference to the exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.
Date: June 4, 2008	By:	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 2.1

Purchase and Sale Agreement, dated April 28, 2008, by and among Smith Production Inc., a Texas corporation, and Crimson Exploration Inc., a Delaware corporation (incorporated by reference to the exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008)

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